JULIUS BAER GLOBAL EQUITY FUND INC.

                     SUPPLEMENT DATED JULY 26, 2004 TO THE
            STATEMENT OF ADDITIONAL INFORMATION, DATED JULY 1, 2004
     _____________________________________________________________________

EFFECTIVE JULY 26,2004, THE STATEMENT OF ADDITIONAL INFORMATION IS REVISED AS SHOWN BELOW.

THE FOLLOWING IS ADDED UNDER THE SECTION "FUTURES ACTIVITIES," ON PAGE 9.

Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a "commodity pool" or "commodity pool operator" under the Commodity Exchange Act (CEA) and is not subject to registration or regulation as such under the CEA. The Adviser is not deemed to be a "commodity pool operator" with respect to its service as investment adviser to the Fund.

THE FOLLOWING IS ADDED UNDER THE SECTION "DISTRIBUTION AND SHAREHOLDER SERVICE PLANS," ON PAGE 24.

Processing Organization Support Payments

JBIM may make additional payments to Processing Organizations out of its own assets under the categories described below. These categories are not mutually exclusive, and a single Processing Organization may receive payments under all the categories. A Processing Organization (for example, a mutual fund supermarket) includes any broker, dealer, bank (including bank trust departments), registered investment adviser, financial planner, retirement plan administrator and any other institutions having a selling, administration or any similar agreement with JBIM.

Marketing Support Payments

JBIM may make payments to key Processing Organizations who are holders or dealers of record for accounts of the Fund. A Processing Organization's marketing support services may include business planning assistance, educating
Processing Organization personnel about the Fund and shareholder financial planning needs, placement of the Processing Organization's preferred or recommended fund list, and access to sales meetings, sales representatives and management representatives of the Processing Organization. JBIM compensates Processing Organizations differently depending upon, among other factors, the level and/or type of marketing support provided by the Processing Organization. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales to retirement plans, qualified tuition programs, or fee based advisory programs.) In the case of any one Processing Organization, marketing support payments, with certain limited exceptions, will not exceed 25 basis points.

Program Servicing Payments.

JBIM also may make payments to certain Processing Organizations who sell the Fund through programs such as retirement plans or qualified tuition programs. A Processing Organization may perform program services itself or may arrange with a third party to perform program services. In addition to participant record keeping, reporting, or transaction processing, retirement program services may include services related to administration of the program (such as plan level compliance, audit, account reconciliation, etc.), or participant recordkeeping, reporting and processing. Payments of this type generally will not exceed 25 basis points of the total assets in the program, on an annual basis.

Other Cash Payments

From time-to-time, JBIM, at its own expense, may provide additional compensation to Processing Organizations, which sell or arrange for the sale of shares of the Fund. Such compensation provided by JBIM may include financial assistance to Processing Organizations that enable JBIM to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other Processing Organization-sponsored events. Other compensation may be offered to the extent not

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prohibited by state laws or any  self-regulatory  agency, such as the NASD. JBIM makes payments for events it deems appropriate, subject to JBIM guidelines and applicable law. These payments may vary depending on the nature of the event.

You can ask your Processing Organization for information about any payments received from JBIM and any services provided.